Statement of Additional Information              Revised as of January 25, 1996







                                                    MIDAS FUND, INC.
                                                    11 Hanover Square
                                                   New York, NY  10005
                                                     1-800-400-MIDAS



This Statement of Additional Information regarding Midas Fund, Inc. (the "Fund") should be read in conjunction with the Fund's prospectus dated August 28, 1995. Prior to August 28, 1995, the Fund was known as Excel Midas Gold Shares, Inc. The prospectus is available to prospective investors without charge upon request to Investor Service Center, Inc., the Fund's Distributor, by calling 1-800-400-MIDAS.


                                                          TABLE OF CONTENTS



INVESTMENT RESTRICTIONS.......................................................2

OFFICERS AND DIRECTORS........................................................2

THE INVESTMENT MANAGER........................................................4

THE SUBADVISER  AND THE SUBADVISORY AGREEMENT...............................4

CALCULATION OF PERFORMANCE DATA...............................................5

DISTRIBUTION OF SHARES........................................................8

DETERMINATION OF NET ASSET VALUE..............................................9

PURCHASE OF SHARES.................................................................................................................9

ALLOCATION OF BROKERAGE............................................................................................................9

DISTRIBUTIONS AND TAXES...........................................................................................................10

REPORTS TO SHAREHOLDERS...........................................................................................................12

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT.................................................................................12

AUDITORS .........................................................................................................................12

FINANCIAL STATEMENTS..............................................................................................................12

APPENDIX--DESCRIPTIONS OF BOND RATINGS............................................................................................13


                                                       INVESTMENT RESTRICTIONS

       The Fund has adopted certain investment restrictions set forth below which, together with the fundamental investment objectives and policies of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. These investment restrictions are set forth below:

       (1) The Fund will not invest more than 5% of its net assets (taken at the lower of cost or value) in securities of any one company. The Fund will also limit its investment in a single company to not more than 10% of that company's outstanding voting securities.

       (2) The Fund will not invest more than 5% of its total assets in securities of companies, including any predecessors, less than three years old.

       (3) The Fund will not invest in another investment company except as a part of a plan of merger, acquisition or consolidation.

       (4)    The Fund will not buy or sell real estate.

       (5) The Fund will not invest in any commodities other than gold, silver and platinum, and will not invest in commodities futures contracts other than gold and silver futures contracts.

       (6)    The Fund will not buy on margin or sell short.

       (7) The Fund will not pledge or mortgage its assets, except to the extent that writing covered call options may be deemed to be pledging or mortgaging assets.

       (8) The Fund will not borrow money or property (for example, securities), except that as a temporary measure for extraordinary purposes or emergencies the Fund may borrow from banks up to 5% of the value of its total assets.

       (9) The Fund will not make cash loans. However the Fund may purchase bonds or other debt securities sold publicly, including short-term securities which may be acquired under agreements by the sellers to repurchase; provided that not more than 10% of the Fund's net assets will, at any time, be subject to repurchase agreements which mature in more than seven days. The Fund does not consider these debt securities and other short-term investments to be loans.

       (10) The Fund will not invest more than 10% of its total assets, in restricted securities. Restricted securities are those the sale of which is limited by contract or law. They are usually traded in private, direct negotiations.

       (11)   The Fund will not act as an underwriter.

       (12) The Fund will not buy any securities of a company if it knows that the officers or directors of the Fund, who own 1/2 of 1% or more of the company's securities, together own more than 5% of the company's securities.

       (13) The Fund will not invest in exploration or development programs, such as oil or gas programs.

       With respect to investment restriction (10) above, the Fund includes securities purchased pursuant to Rule 144A under the Securities Act of 1933 in its calculation of investments in restricted securities. With respect to investment restriction (12), the Fund applies this restriction without qualification to its knowledge. If a percentage limitation described above is adhered to at the time of the investment by the Fund, a later increase or decrease in the percentage resulting from any change in the value of the Fund's net assets will not constitute a violation of the restriction.


                                                       OFFICERS AND DIRECTORS


       The Directors of the Fund, their respective offices and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each is 11 Hanover Square, New York, NY 10005.


RUSSELL E. BURKE III -- Director (since 1995). 36 East 72nd Street, New York, New York 10021. He is President of Russell E. Burke III, Inc. Fine Art. From 1988 to 1991, he was President of Altman Burke Fine Arts, Inc. From 1983 to 1988 , he was Senior Vice President of Kennedy Galleries. He is also a Director of certain of the investment companies in the Bull & Bear funds complex
(the "Complex"). He was born August 23, 1946.


BRUCE B. HUBER, CLU, ChFC, MSFS -- Director (since 1995). 3443 Highway 66, Neptune, NJ 07753. He is Senior Consultant with The Berger Financial Group, LLC specializing in financial, estate and insurance matters. From March 1995 to December 31, 1995, he was President of Huber Hogan Knotts Consulting, Inc. From 1990 to March 1995, he was President of Huber-Hogan Associates. From 1988 to 1990, he was Chairman of Bruce Huber Associates. He is also a Director of other investment companies in the Complex. He was born February 7, 1930.

JAMES E. HUNT -- Director (since 1995). One Dag Hammarskjold Plaza, New York,
 New York 10017. He is a principal of Kenny, Kindler, Hunt & Howe, Inc., executive recruiting consultants. He is also a Director of other investment companies in the Complex. He was born December 14, 1930.

FREDERICK A. PARKER, JR. -- Director (since 1995). 219 East 69th Street,
New York, New York 10021. He is President and Chief Executive Officer of American Pure Water Corporation, a manufacturer of water purifying equipment. He is also a Director of other investment companies in the Complex. He was born November 14, 1926.

JOHN B. RUSSELL -- Director (since 1995). 334 Carolina Meadows Villa, Chapel Hill, North Carolina 27514. He was Executive Vice President and a Director of Dan River, Inc., a diversified textile company, from 1969 until he retired in 1981. He is a Director of Wheelock, Inc., a manufacturer of signal products, and a consultant for the National Executive Service Corps in the health care industry. He is also a Director of other investment companies in the Complex. He was born February 9, 1923.


THOMAS B.  WINMILL* -- Chairman of the Board (since 1995),  Co-President  (since
1995),  Co-Chief  Executive  Officer  (since 1995),  and General  Counsel (since
1995). He is President of Midas Management Corporation (the "Investment Manager") and the Distributor, and Chairman of Bull & Bear Securities, Inc. ("BBSI"). He is also a Director of certain of the investment companies in the Complex. He was associated with the law firm of Harris, Mericle & Orr from 1984 to 1987. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is a brother of Mark C.Winmill.
He was born June 25, 1959.



       The executive officers of Midas Fund, each of whom serves at the pleasure of the Board of Directors, are as follows:

MARK C. WINMILL -- Co-President, Co-Chief Executive Officer, and Chief Financial
 Officer (since 1995). He is Chief Financial Officer of the Investment Manager and certain of its affiliates. He is also a Director of certain of the investment companies in the Complex. He received his M.B.A. from the Fuqua School of Business at Duke University in 1987. From 1983 to 1985 he was Assistant Vice President and Director of Marketing of E.P. Wilbur & Co., Inc., a real estate development and syndication firm and Vice President of E.P.W. Securities, its broker/dealer subsidiary. He is the brother of Thomas
 B. Winmill.  He was born November 26, 1957.

THOMAS B. WINMILL -- Co-President, Co-Chief Executive Officer, and General Counsel (see biographical information above)(since 1995).

ROBERT D. ANDERSON -- Vice Chairman (since 1995). He is Vice Chairman of the Investment Manager and its affiliates. He is a member of the Board of Governors of the Mutual Fund Education Alliance, and of its predecessor, the No-Load Mutual Fund Association. He has also been a member of the District #12, District Business Conduct and Investment Companies Committees of the National Association of Securities Dealers, Inc. He is also a Director of certain of the investment companies in the Complex. He was born December 7, 1929.

STEVEN A. LANDIS -- Senior Vice President (since 1995). He is Senior Vice President of the Investment Manager and certain of its affiliates. From 1993 to 1995, he was Associate Director -- Proprietary Trading at Barclays De Zoete Wedd Securities Inc., from 1992 to 1993 he was Director, Bond Arbitrage at WG Trading Company, and from 1989 to 1992 he was Vice President of Wilkinson Boyd Capital Markets. He was born March 1, 1955.

BRETT B. SNEED, CFA -- Senior Vice President (since 1995). He is Senior Vice President of the Investment Manager and certain of its affiliates. He is a Chartered Financial Analyst, a member of the Association for Investment Management and Research, and a member of the New York Society of Security Analysts. From 1986 to 1988, he managed private accounts, from 1981 to 1986, he was Vice President of Morgan Stanley Asset Management, Inc. and prior thereto was a portfolio manager and member of the Finance and Investment Committees of American International Group, Inc., an insurance holding company. He was born June 11, 1941.


JOSEPH LEUNG, CPA -- Treasurer and Chief Accounting Officer (since 1995). He is Treasurer and Chief Accounting Officer of the Investment Manager and its affiliates. From 1992 to 1995 he held various positions with Coopers & Lybrand L.L.P., a public accounting firm. From 1991 to 1992, he was the accounting supervisor at Retirement Systems Group, a mutual fund company. From 1987 to 1991, he held various positions with Ernst & Young, a public accounting firm. He is a member of the American Institute of Certified Public Accountants. He was born September 15, 1965.


WILLIAM J. MAYNARD -- Vice President and Secretary (since 1995). He is Vice President and Secretary of the Investment Manager and its affiliates. From 1991 to 1994 he was associated with the law firm of Skadden, Arps, Slate, Meagher & Flom.
He is a member of the New York State Bar. He was born September 13, 1964.

* Thomas B. Winmill is an "interested person" of the Fund as defined by the 1940 Act, because of his positions with the Investment Manager.


       INFORMATION IN THE FOLLOWING TABLE IS BASED ON FEES PREVIOUSLY PAID AND ANTICIPATED TO BE PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 1996.


COMPENSATION TABLE


====================================================================================================================================

                                                PENSION OR RETIREMENT BENEFITS                             TOTAL COMPENSATION FROM
                                                CCRUED AS PART OF FUND EXPENSES                              FUND AND INVESTMENT
                          AGGREGATE COMPENSA-                                  ESTIMATED ANNUAL BENEFITS   COMPANY COMPLEX PAID TO
NAME OF PERSON, POSITION     TION FROM FUND    A                                    UPON RETIREMENT               DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
   THOMAS B. WINMILL              NONE                       NONE                         NONE                      NONE
 CHAIRMAN OF THE BOARD,
      CO-PRESIDENT
------------------------------------------------------------------------------------------------------------------------------------
    MARK C. WINMILL               NONE                       NONE                         NONE                      NONE
      CO-PRESIDENT
------------------------------------------------------------------------------------------------------------------------------------
   ROBERT D. ANDERSON             NONE                       NONE                         NONE                      NONE
      VICE CHAIRMAN
------------------------------------------------------------------------------------------------------------------------------------
  RUSSELL E. BURKE III           $1,500                      NONE                         NONE                   $9,000 FROM
        DIRECTOR                                                                                            3 INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
     BRUCE B. HUBER              $1,500                      NONE                         NONE                  $12,500 FROM
        DIRECTOR                                                                                            6 INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
      JAMES E. HUNT              $1,500                      NONE                         NONE                  $12,500 FROM
        DIRECTOR                                                                                            6 INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
   FREDERICK A. PARKER           $1,500                      NONE                         NONE                  $12,500 FROM
        DIRECTOR                                                                                            6 INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
     JOHN B. RUSSELL             $1,500                      NONE                         NONE                  $12,500 FROM
        DIRECTOR                                                                                            6 INVESTMENT COMPANIES


====================================================================================================================================

                                                       THE INVESTMENT MANAGER

       Midas Management Corporation (the "Investment Manager") acts as general manager of the Fund, being responsible for the various functions assumed by it, including the regular furnishing of advice with respect to portfolio transactions. The Investment Manager also furnishes or obtains on behalf of the Fund all services necessary for the proper conduct of the Fund's business and administration. As compensation for its services to the Fund, the Investment Manager is entitled to a fee, payable monthly, based upon the Fund's average daily net assets. Under the Fund's Investment Management Agreement dated August 25, 1995, the Investment Manager receives a fee at the annual rate of:

              1.00% of the first $200 million of the Fund's average daily net assets .95% of average daily net assets over $200 million up to $400 million .90% of average daily net assets over $400 million up to $600 million .85% of average daily net assets over $600 million up to $800 million .80% of average daily net assets over $800 million up to $1 billion .75% of average daily net assets over $1 billion.

The percentage fee is calculated on the daily value of the Fund's net assets at the close of each business day. The foregoing fees are higher than fees paid by most other investment companies.

       Under the Investment Management Agreement, the Fund assumes and shall pay all the expenses required for the conduct of its business including, but not limited to, (a) salaries of administrative and clerical personnel; (b) brokerage commissions; (c) taxes and governmental fees; (d) costs of insurance and fidelity bonds; (e) fees of the transfer agent, custodian, legal counsel and auditors; (f) association fees; (g) costs of preparing, printing and mailing proxy materials, reports and notices to shareholders; (h) costs of preparing, printing and mailing the prospectus and statement of additional information and supplements thereto; (I) payment of dividends and other distributions; (j) costs of stock certificates; (k) costs of Board and shareholders meetings; (l) fees of the independent directors; (m) necessary office space rental; (n) all fees and expenses (including expenses of counsel) relating to the registration and qualification of shares of the Fund under applicable federal and state securities laws and maintaining such registrations and qualifications; and (o) such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and directors with respect thereto.

       If requested by the Fund's Board of Directors, the Investment Manager may provide other services to the Fund such as, without limitation, the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the account of the Fund and the costs of the Investment Manager in rendering such services shall be reimbursed by the Fund, subject to examination by those directors of the Fund who are not interested persons of the Investment Manager or any affiliate thereof.

        The Fund's Investment Management Agreement continues from year to year only if a majority of the Fund's directors (including a majority of disinterested directors) approve. The Fund's Investment Management Agreement may be terminated by either the Fund or the Investment Manager on 60 days' written notice to the other, and terminates automatically in the event of its assignment.

       The Investment Management Agreement provides that the Investment Manager shall waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale or such lesser amount as may be agreed to by the Fund's Board of Directors and the Investment Manager. Currently, the most restrictive state imposed limit applicable to the Fund is 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation. In addition, the Investment Manager also has agreed to be subject to the following expense limitation for a period of two years from the effective date of the Investment Management Agreement, which limitation is calculated as an amount not in excess of the fee payable by the Fund if and to the extent that the aggregate operating expenses of the Fund (excluding interest expense, Rule 12b-1 Plan of Distribution fees, taxes and brokerage fees and commissions) are in excess of 2.0% of the first $10 million of average net assets of the Fund, plus 1.5% of the next $20 million of average net assets, plus 1.25% of average net assets above $30 million.

       For the years ended December 31, 1992, 1993 and 1994, Excel Advisors, Inc., the Fund's previous investment adviser, earned, before reimbursement of certain expenses, $54,991, $72,039 and $85,126, respectively, in fees from the Fund. These fees were calculated pursuant to the same fee schedule under which the Investment Manager's fee is currently calculated. For the years ended December 31, 1992, 1993 and 1994, Excel Advisors, Inc. reimbursed $15,536, $0 and $0, respectively, to the Fund for expenses in excess of expense limitations.

       The  Investment   Manager,  a  registered   investment   adviser,   is  a
wholly-owned subsidiary of Bull & Bear Group, Inc. ("Group"). The other principal subsidiaries of Group include Investor Service Center, Inc., a registered broker-dealer, and Bull & Bear Securities, Inc., a registered broker-dealer providing discount brokerage services.

       Group is a publicly-owned company whose securities are listed on the Nasdaq and traded in the over-the-counter market. Bassett S. Winmill may be deemed a controlling person of Group on the basis of his ownership of 100% of Group's voting stock and, therefore, of the Investment Manager. The Bull & Bear Funds, each of which is managed by the Investment Manager, had net assets in excess of $240,000,000 as of August 4, 1995.

                       THE SUBADVISER  AND THE SUBADVISORY AGREEMENT

       The Investment Manager has entered into a subadvisory agreement with Lion Resource Management Limited (the "Subadviser") for certain subadvisory services. The Subadviser advises and consults with the Investment Manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assists in pricing and generally monitoring such investments. The Subadviser also provides the Investment Manager with advice as to allocating the Fund's portfolio assets among various countries, including the United States, and among equities, bullion, and other types of investments, including recommendations of specific investments.


       In consideration of the Subadviser's services, the Investment Manager, and not the Fund, pays to the Subadviser a percentage of the Investment Manager's Net Fees. "Net Fees" are defined as the actual amounts received by the Investment Manager as compensation less reimbursements, if any, pursuant to the guaranty of the Investment Management Agreement and waivers of such compensation by the Investment Manager. The amount of the percentage is determined by the grid and accompanying definitions set forth as follows:



------------------------------------------------------------------------------------------------------------------------------------
                      RELATIVE PERFORMANCEA


------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETSB           More than 50 basis points better than     Within 50 basis points of BTR     More than 50 basis points
                                                                                                       below BTR
Up to $15,000,000                  30%                                   20%                               10%
$15,000,000 to  $50,000,000        40%                                   30%                               20%
$50,000,000 and over               50%                                   40%                               30%



  A.  "RELATIVE PERFORMANCE" as determined from comparing the total return performance of the fund and the total return performance of the the "Beanchmark Performance" of the objective category of "precious metals" funds ("BTR") as determined by Morningstar, Inc., or, if unavailable, similar service acceptable to the parties and the Fund. The Relative Performance is determined as of the last calendar day of each month ("Performance Determination Date") and measures the Relative Performance for the most recent 12 month period ("Measurement Period"), except that for the first 12 months of the Subadvisory Agreement, Relative Performance is based upon annualized returns, the first three Performance Determination
  Dates  are the next three  calendar  quarter ends after  the   effective
  date of the Subadvisory Agreement, and the Measurement Periods are the most recent three months and the fourth Performance Determination Date is the next calendar quarter end and the Measurement Period is the most recent twelve months.

  B. "Total Net Assets" are the total net assets of the Fund as of the Performance Determination Date.

   The Subadvisory Agreement is not assignable and automatically  terminates in the event of its assignment, or in the event of the termination of the Investment Management Agreement. The Subadvisory Agreement may also be terminated without penalty on 60 days' written notice at the option of either party thereto or by the Fund, by the Board of Directors or by a vote of Fund shareholders. The Subadvisory Agreement provides that the Subadviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates. Nothing contained in the Subadvisory Agreement, however, shall be construed to protect the Subadviser against liability to the Fund by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under the Subadvisory Agreement.

                           CALCULATION OF PERFORMANCE DATA

       Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." All such quotations are based upon historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that the investor's shares when redeemed may be worth more or less than their original cost.

AVERAGE ANNUAL TOTAL RETURN

       Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                        P(1+T)n = ERV



Where:          P           =          a hypothetical initial payment of $1,000;

                T           =          average annual total return;

                n           =          number of years; and

                ERV         = ending  redeemable value at the end of the period
                              of a hypothetical $1,000 payment made at the beginning of such period.


This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

       The following table sets forth the average annual total return for the Fund for the periods ended December 31, 1994, as set forth below:


PERIODS ENDED DECEMBER 31, 1994

Since inception (Jan. 8, 1986)                               6.66%

Five Years                                                   7.68%

One Year                                                   (17.27%)

CUMULATIVE TOTAL RETURN

       Cumulative total return is calculated by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                                         CTR = ( ERV-P )100
                                                                  P

CTR    =      Cumulative total return

ERV    =      ending redeemable value at the end of the period of a hypothetical
             $1,000 payment made at the beginning of such
              period

P      =      initial payment of $1,000


This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

       The cumulative return for the Fund for the period beginning at the inception of the Fund (January 8, 1986) and ending December 31, 1994 is 78.67%.

       Effective August 28, 1995, the maximum initial sales charge of 4.5% of the public offering price charged in connection with the sale of Fund shares was discontinued.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 1995 --
ASSUMING NO INITIAL SALES CHARGE


Since inception (Jan. 8, 1986)                           10.49%

Five Years                                               14.01%

One Year                                                 23.69%


       Assuming no initial sales charge, the cumulative return for the Fund for the period since the inception of the Fund (January 8, 1986), for the five years, and for the one year ending June 30, 1995 is, respectively, 158.07%, 92.60% and 23.69%.

SOURCE MATERIAL From time to time, in marketing pieces and other Fund literature, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund. Sources for Fund performance information may include, but are not limited to, the following:

Bank Rate Monitor, a weekly publication which reports yields on various bank money market accounts and certificates of deposit.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Bloomberg, a computerized market data source and portfolio analysis system.

Bond Buyer Municipal Index (20 year) Bond. An index of municipal bonds provided by a national periodical reporting on municipal securities.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, manage-

ment results, income and dividend records, and price ranges.

Composite Index -- 70% Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and 30% Nasdaq Industrial Index.

Composite Index -- 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index.

Composite Index -- 65% S&P 500 Index and 35% Salomon Brothers High Grade Bond Index.

Consumer's  Digest,  a  bimonthly   magazine  that  periodically   features  the
performance of a variety of investments, including mutual funds.

Financial Times, Europe's business newspaper, which from time to time reports the performance of specific investment compa-

nies in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Goldman Sachs Convertible Bond Index -- currently includes 67 bonds and 33 preferred shares. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds.

Growth Fund Guide, a newsletter providing a mutual fund rating service published for over 25 years.

Individual   Investor,   a  newspaper  that  periodically  reviews  mutual  fund
performance and other data.

Investment Advisor, a monthly publication reviewing performance of mutual funds.

Investor's Daily, a nationally distributed newspaper which regularly covers financial news.

Kiplinger's Personal Finance Magazine, a monthly publication periodically reviewing mutual fund performance.

Lehman Brothers, Inc. "The Bond Market Report" reports on various Lehman Brothers bond indices.

Lehman Government/Corporate Bond Index -- is a widely used index composed of government, corporate, and mortgage backed securities.

Lehman Long Term Treasury Bond -- is composed of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

Lipper Analytical Services, Inc., a publication periodically reviewing mutual funds industry-wide by means of various methods of analysis.

Merrill Lynch Pierce Fenner & Smith Taxable Bond Indices reports on a variety of bond indices.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley Capital International EAFE Index, is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Morningstar, Mutual Fund Values, publications of Morningstar, Inc., periodically reviewing mutual funds industry-wide by means of various methods of analysis and textual commentary.

Mutual Fund Forecaster, a newsletter providing a mutual fund rating service.

Nasdaq Industrial Index -- is composed of more than 3000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter that reports on mutual fund performance, rates funds, and discusses investment strategies for mutual fund investors.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a special section reporting on mutual fund perfor-

mance, yields, indexes, and portfolio holdings.

Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Brothers High-Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Salomon Brothers Broad Investment-Grade Bond -- is a market-weighted index that contains approximately 4700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

Salomon Brothers Market Performance tracks the Salomon Brothers bond index.

S&P 500 -- is a well diversified list of 500 companies representing the U.S. stock market.

Standard & Poor's 100 Composite Stock Price Index -- is a well diversified list of 100 companies representing the U.S. stock market.

Standard & Poor's Preferred Index is an index of preferred securities.

Success, a monthly magazine targeted to the world of entrepreneurs and growing businesses, often featuring mutual fund performance data.

Russell 3000 Index -- consists of the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the Nasdaq over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

Russell 2000 Small Company Stock Index -- consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.

USA  Today,  a  national   newspaper  that  periodically   reports  mutual  fund
performance data.

U.S. News and World Report, a national weekly that periodically reports mutual fund performance data.

Wall Street Journal, a nationally distributed newspaper which regularly covers financial news.

Wilshire 5000 Equity Indexes -- consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the S&P 500.


                                                       DISTRIBUTION OF SHARES

       Pursuant to a Distribution Agreement, Investor Service Center acts as the Distributor of the Fund's shares. Under the Distribution Agreement, the Distributor shall use its best efforts, consistent with its other businesses, to sell shares of the Fund. Fund shares are sold continuously. Pursuant to a Plan of Distribution ("Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor monthly a fee in the amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for its distribution and service activities.

       In performing distribution and service activities pursuant to the Plan, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including, but not limited to: advertising, direct mail, and promotional expenses; compensation to the Distributor and its employees; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor, the Investment Manager, the Fund, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of the Fund or service shareholder accounts such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.

       Among other things, the Plan provides that (1) the Distributor will submit to the Fund's Board of Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment or agreement related thereto is approved, by the Fund's Board of Directors, including those Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan ("Plan Directors"), acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Plan Directors, or by vote of a majority of the outstanding voting securities of the Fund, (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund and (4) while the Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund shall be committed to the discretion of the Directors who are not interested persons of the Fund.

       With the approval of the vote of a majority of the entire Board of Directors and of the Plan Directors of the Fund, the Distributor has entered into a related agreement with Hanover Direct Advertising Company, Inc. ("Hanover Direct"), a wholly-owned subsidiary of Group, in an attempt to obtain cost savings on the marketing of the Fund's shares. Hanover Direct will provide services to the Distributor on behalf of the Fund at standard industry rates, which includes commissions. The amount of Hanover Direct's commissions over its cost of providing Fund marketing will be credited to the Fund's distribution expenses and represent a saving on marketing, to the benefit of the Fund. To the extent Hanover Direct's costs exceed such commissions, Hanover Direct will absorb any of such costs.

       It is the opinion of the Board of Directors that the Plan is necessary to maintain a flow of subscriptions to offset redemptions. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become uneconomic. Furthermore, an extended period of significant net redemptions may be detrimental to orderly management of the portfolio. The offsetting of redemptions through sales efforts benefits shareholders by maintaining the viability of a fund. In periods where net sales are achieved, additional benefits may accrue relative to portfolio management and increased shareholder servicing capability. Increased assets enable the Fund to further diversify its portfolio, which spreads and reduces investment risk while increasing opportunity. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder inquiries and needs. While net increases in total assets are desirable, the primary goal of the Plan is to prevent a decline in assets serious enough to cause disruption of portfolio management and to impair the Fund's ability to maintain a high level of quality shareholder services.

       The Plan increases the overall expense ratio of the Fund; however, a substantial decline in Fund assets is likely to increase the portion of the Fund's expense ratio comprised of management fees and fixed costs (i.e., costs other than the Plan), while a substantial increase in Fund assets would be expected to reduce the portion of the expense ratio comprised of management fees (reflecting a larger portion of the assets falling within fee scale-down levels), as well as of fixed costs. Nevertheless, the net effect of the Plan is to increase overall expenses. To the extent the Plan maintains a flow of subscriptions to the Fund, there results an immediate and direct benefit to the Investment Manager by maintaining or increasing its fee revenue base, diminishing the obligation, if any, of the Investment Manager to make an expense reimbursement to the Fund, and eliminating or reducing any contribution made by the Investment Manager to marketing expenses. Other than as described herein, no Director or interested person of the Fund has any direct or indirect financial interest in the operation of the Plan or any related agreement.

       The Glass-Steagall Act prohibits certain banks from engaging in the business of underwriting, selling, or distributing securities such as shares of a mutual fund. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in the Distributor's opinion it should not prohibit banks from being paid for administrative and accounting services under the Plan. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or the Fund were prevented from continuing these arrangements, it is expected that other arrangements for these services will be made. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

       The Fund's portfolio securities are traded in the over the counter market and are valued at the mean between the current bid and asked prices. Securities for which such prices are not readily available or reliable and other assets may be valued as determined in good faith by or under the general supervision of the board of Directors. Short term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.


                                 DETERMINATION OF NET ASSET VALUE

       The Fund's net asset value per share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. eastern time) each business day of the Fund. The following are not business days of the Fund: New Year's Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Because a substantial portion of the Fund's net assets may be invested in gold, platinum and silver bullion, foreign securities and/or foreign currencies, trading in each of which is also conducted in foreign markets which are not necessarily closed on days when the NYSE is closed, the net asset value per share may be significantly affected on days when shareholders have no access to the Fund or its transfer agent.

       Securities owned by the Fund are valued by various methods depending on the market or exchange on which they trade. Securities traded on the NYSE, the American Stock Exchange and the Nasdaq are valued at the last sales price, or if no sale has occurred, at the mean between the current bid and asked prices. Securities traded on other exchanges are valued as nearly as possible in the same manner. Securities traded only OTC are valued at the mean between the last available bid and ask quotations, if available, or at their fair value as determined in good faith by or under the general supervision of the Board of Directors. Short term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

       Foreign securities and bullion, if any, are valued at the price in a principal market where they are traded, or, if last sale prices are unavailable, at the mean between the last available bid and ask quotations. Foreign security prices are expressed in their local currency and translated into U.S. dollars at current exchange rates. Any changes in the value of forward contracts due to exchange rate fluctuations are included in the determination of the net asset value. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events will not be reflected in a computation of the Fund's net asset value on that day. If events materially affecting the value of such securities or exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith under the direction of the Fund's Board of Directors.

       Price quotations generally are furnished by pricing services, which may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations.

                                                         PURCHASE OF SHARES

       The Fund will not issue shares for consideration other than cash. Third party checks, except those payable to an existing shareowner who is a natural person (as opposed to a corporation or partnership), credit cards, and cash will not be accepted. The Fund reserves the right to reject any order, to cancel any order due to nonpayment, to accept initial orders by telephone or telegram, and to waive the limit on subsequent orders by telephone, with respect to any person or class of persons. Orders to purchase shares are not binding on the Fund until they are confirmed by the Transfer Agent. In order to permit the Fund's shareholder base to expand, to avoid certain shareholder hardships, to correct transactional errors, and to address similar exceptional situations, the Fund may waive or lower the investment minimums with respect to any person or class of persons.

                                                       ALLOCATION OF BROKERAGE

       The Fund seeks to obtain prompt execution of orders at the most favorable net prices. The Fund is not currently obligated to deal with any particular broker, dealer or group thereof. Fund transactions in debt and OTC securities generally are with dealers acting as principals at net prices with little or no brokerage costs. In certain circumstances, however, the Fund may engage a broker as agent for a commission to effect transactions for such securities. Purchases of securities from underwriters include a commission or concession paid to the underwriter, and purchases from dealers include a spread between the bid and asked price. While the Investment Manager generally seeks reasonably competitive spreads or commissions, payment of the lowest spread or commission is not necessarily consistent with obtaining the best net results. Accordingly, the Fund will not necessarily be paying the lowest spread or commission available.

       The Investment Manager directs portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular bro-

ker/dealer, including brokerage and research services, sales of Fund shares, and allocation of commissions to the Fund's Custodian. With respect to brokerage and research services, consideration may be given in the selection of broker/dealers to brokerage or research provided and payment may be made for a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") or other applicable law are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Thus, although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager seeks the best value to the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers.

       Currently, it is not possible to determine the extent to which commissions that reflect an element of value for brokerage or research services might exceed commissions that would be payable for execution alone, nor generally can the value of such services to the Fund be measured, except to the extent such services have a readily ascertainable market value. There is no certainty that services so purchased, or the sale of Fund shares, if any, will be beneficial to the Fund. Such services being largely intangible, no dollar amount can be attributed to benefits realized by the Fund or to collateral benefits, if any, conferred on affiliated entities. These services may include
(1)  furnishing  advice  as to the  value of  securities,  the  advisability  of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities, (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Pursuant to arrangements with certain broker/dealers, such broker/dealers provide and pay for various computer hardware, software and services, market pricing information, investment subscriptions and memberships, and other third party and internal research of assistance to the Investment Manager in the performance of its investment decision-making responsibilities for transactions effected by such broker/dealers for the Fund. Commission "soft dollars" may be used only for "brokerage and research services" provided directly or indirectly by the broker/dealer and under no circumstances will cash payments be made by such broker/dealers to the Investment Manager. To the extent that commission "soft dollars" do not result in the provision of any "brokerage and research services" by a broker/dealer to whom such commissions are paid, the commissions, nevertheless, are the property of such broker/dealer. To the extent any such services are utilized by the Investment Manager for other than the performance of its investment decision-making responsibilities, the Investment Manager makes an appropriate allocation of the cost of such services according to their use.

       Bull & Bear Securities, Inc. ("BBSI"), a wholly owned subsidiary of Group and the Investment Manager's affiliate, provides discount brokerage services to the public as an introducing broker clearing through unaffiliated firms on a fully disclosed basis. The Investment Manager is authorized to place Fund brokerage through BBSI at its posted discount rates and indirectly through a BBSI clearing firm. The Fund will not deal with BBSI in any transaction in which BBSI acts as principal. The clearing firm will execute trades in accordance with the fully disclosed clearing agreement between BBSI and the clearing firm. BBSI will be financially responsible to the clearing firm for all trades of the Fund until complete payment has been received by the

Fund or the clearing firm. BBSI will provide order entry services or order entry facilities to the Investment Manager, arrange for execution and clearing of portfolio transactions through executing and clearing brokers, monitor trades and settlements and perform limited back-office functions including the maintenance of all records required of it by the National Association of Securities Dealers, Inc. ("NASD").

       In order for BBSI to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by BBSI must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Fund's Board of Directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to BBSI are reasonable and fair. Although BBSI's posted discount rates may be lower than those charged by full cost brokers, such rates may be higher than some other discount brokers and certain brokers may be willing to do business at a lower commission rate on certain trades. The Fund's Board of Directors has determined that portfolio transactions may be executed through BBSI if, in the judgment of the Investment Manager, the use of BBSI is likely to result in price and execution at least as favorable as those of other qualified broker/dealers and if, in particular transactions, BBSI charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Brokerage transactions with BBSI are also subject to such fiduciary standards as may be imposed by applicable law. The Investment Manager's fees under its agreement with the Fund are not reduced by reason of any brokerage commissions paid to BBSI.

       Investment decisions for the Fund and for the other Funds managed by the Investment Manager or its affiliates are made independently based on each Fund's investment objectives and policies. The same investment decision, however, may occasionally be made for two or more Funds. In such a case, the Investment Manager may combine orders for two or more Funds for a particular security if it appears that a combined order would reduce brokerage commissions and/or result in a more favorable transaction price. Combined purchase or sale orders are then averaged as to price and allocated as to amount according to a formula deemed equitable to each Fund. While in some cases this practice could have a detrimental effect upon the price or quantity available of the security with respect to the Fund, the Investment Manager believes that the larger volume of combined orders can generally result in better execution and prices.

       The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Fund does business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Group, the parent of the Investment Manager, and may provide clearing services to BBSI.

       The Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.

       From time to time, certain brokers may be paid a fee for record keeping, shareholder communications and other services provided by them to investors purchasing shares of the Fund through the "no transaction fee" programs offered by such brokers. This fee is based on the average daily value of the investments in the Fund made by such brokers on behalf of investors participating in their "no transaction fee" programs. The Fund's directors have further authorized the Investment Manager to place a portion of the Fund's brokerage transactions with any such brokers, if the Investment Manager reasonably believes that, in effecting the Fund's transactions in portfolio securities, such broker or brokers are able to provide the best execution of orders at the most favorable prices. Commissions earned by such brokers from executing portfolio transactions on behalf of the Fund may be credited by them against the fee they charge the Fund, on a basis which has resulted from negotiations between the Investment Manager and such brokers.

                                                       DISTRIBUTIONS AND TAXES

       If the U.S. Postal Service cannot deliver a shareholder's check, or if a shareholder's check remains uncashed for six months, the Fund reserves the right to credit the shareholder's account with additional shares of the Fund at the then current net asset value in lieu of the cash payment and to thereafter issue such shareholder's distributions in additional shares of the Fund.

       The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify for this treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions) and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months - options, futures, or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures, or forward contracts thereon) that are not directly related to the Fund's principal business of

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investing  in  securities   (or  options  and  futures  with  respect   thereto)
("Short-Short Limitation"); and (3) the Fund's investments must satisfy certain diversification requirements. In any year during which the applicable provisions of the Code are satisfied, the Fund will not be liable for Federal income taxes on net income and gains that are distributed to its shareholders. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income will be taxed at corporate rates.

       A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

       A loss on the sale of Fund shares that were held for six months or less will be treated as a long term (rather than a short term) capital loss to the extent the seller received any capital gain distributions attributable to those shares.

       Any dividend or other distribution will have the effect of reducing the net asset value of the Fund's shares on the payment date by the amount thereof. Furthermore, any such dividend or other distribution, although similar in effect to a return of capital, will be subject to taxes. Dividends and other distributions may also be subject to state and local taxes.

       The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) 98% of its ordinary income, (2) 98% of its capital gain net income (determined on an October 31 fiscal year basis), plus (3) generally, income and gain not distributed or subject to corporate tax in the prior calendar year. The Fund intends to avoid imposition of this excise tax by making adequate distributions.

       Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions' income taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's Federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

       The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long term capital gain over net short term capital loss), even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements described above. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

       Pursuant to proposed regulations, open-end RICs, such as the Fund, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

OPTIONS, FUTURES, AND FORWARD CONTRACTS. The Fund's use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the timing of recognition and character of the gains and losses the Fund realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options, futures, and forward contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, also will be subject to the Short-Short Limitation if they are held for less than three months and are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto).

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       If the Fund satisfies  certain  requirements,  any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of the that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not so qualify, it may be forced to defer the closing out of certain options, futures, and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

       The foregoing discussion of Federal tax consequences is based on the tax law in effect on the date of this Statement of Additional Information, which is subject to change by legislative, judicial, or administrative action. The Fund may be subject to state or local tax in jurisdictions in which it may be deemed to be doing business.


                                                       REPORTS TO SHAREHOLDERS

       The Fund issues, at least semi-annually, reports to its shareholders including a list of investments held and statements of assets and liabilities, income and expense, and changes in net assets of the Fund. The Fund's fiscal year ends on December 31.


                       CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

       Investors Bank & Trust Company, P.O. Box 2197, Boston, MA 02111 has been retained by the Fund to act as Custodian of the Fund's investments and may appoint one or more subcustodians. The Custodian also performs certain accounting services for the Fund. As part of its agreement with the Fund, the Custodian may apply credits or charges for its services to the Fund for, respectively, positive or deficit cash balances maintained by the Fund with the Custodian. DST Systems, Inc., P.O. Box 419789, Kansas City, Missouri 64141-6789, is the Fund's Transfer and Dividend Disbursing Agent.


                                                              AUDITORS

       Tait, Weller & Baker, Two Penn Center, Suite 700, Philadelphia, PA 19101-1707, are the independent accountants for the Fund. Financial statements of the Fund are audited annually.


                                                        FINANCIAL STATEMENTS

       The Fund's Financial Statements for the fiscal year ended December 31, 1994, together with the Report of the Fund's independent accountants thereon, appear in the Fund's Annual Report to Shareholders and are incorporated herein by reference.

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                                   APPENDIX--DESCRIPTIONS OF BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

AAA Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards and, together with the Aaa group, comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities of fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the longer term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


STANDARD & POOR'S CORPORATE BOND RATINGS

AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB Bonds rated BBB are regarded as having adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this capacity than for bonds in higher rated categories.

BB, B, CCC, CC AND C Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


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